Exhibit 99.2

RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial & Operating Supplement

For the Second Quarter Ended June 30, 2011

TARGET
Kroger
BEST BUY
BED BATH & BEYOND
publix
FOOD & PHARMACY
THE HOME DEPOT
Marshalls
WHOLE FOODS
MARKET
ROSS
DRESS FOR LESS

Ramco-Gershenson Properties Trust
31500 Northwestern Highway
Suite 300
Farmington Hills, MI 48334

(248) 350-9900
www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
June 30, 2011

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration - Consolidated Properties	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Consolidated Statements of Operations	10
	Consolidated Statements of Operations Detail	11
	Funds from Operations and Additional Disclosures	12
	EBITDA	13
Operating and Portfolio Information
	Consolidated Same Properties Analysis	14
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	15
	Top Twenty Tenants - Consolidated and Unconsolidated Properties	16
	Leasing Activity - Consolidated and Unconsolidated Portfolios	17
	Portfolio Summary Report	18 - 20
	Redevelopment and Development Projects	21
	Acquisitions / Dispositions	22
Joint Venture Information
	Joint Venture Combined Balance Sheets	23
	Summary of Joint Venture Debt	24
	Joint Venture Contribution to Funds from Operations	25
	Joint Venture Summary of Expiring GLA	26
	Joint Venture Leasing Activity	27

Company Information:

Columbus
Metro Detroit
Toledo
Madison
Milwaukee
Chicago
Indianapolis
St. Louis
New York, Northern New Jersey
Baltimore, Washington, D.C., N. Virginia
Knoxville
Atlanta
Jacksonville
Orlando
Tampa Bay, Sarasota
Palm Beach

Ramco-Gershenson Properties Trust (NYSE:RPT) is a fully integrated, self-administered, publicly-traded real estate investment trust (REIT) based in Farmington Hills, Michigan. Our primary business is the ownership and management of shopping centers in targeted markets in the Eastern and Midwestern regions of the United States.

At June 30, 2011, the Company owned and managed a portfolio of 89 shopping centers and one office building with approximately 20.6 million square feet of gross leasable area, of which 15.7 million is owned by the Company or its joint ventures. The shopping centers are located in Michigan, Florida, Ohio, Georgia, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee, Illinois and Missouri.

Geographic Diversification by Annualized Base Rent:[1]

All Others 17%
Michigan 40%
Georgia 5%
Ohio 8%
Florida 30%

(1) Total portfolio including joint ventures.

Investor Relations:

Dawn L. Hendershot
Director of IR and Corporate Communications
Ramco-Gershenson Properties Trust
31500 Northwestern Highway, Suite 300
Farmington Hills, MI 48334
Phone: (248) 592-6202

E-mail: dhendershot@rgpt.com
Website: www.rgpt.com

Analyst Coverage:

Deutsche Bank
Vincent Chao, CFA
212.250.6799
vincent.chao@db.com

Keefe, Bruyette & Woods
Benjamin Yang, CFA
415.591.1631
byang@kbw.com

RBC Capital Markets
Richard C. Moore, CFA
440.715.2646
rich.moore@rbccm.com

Jefferies & Company, Inc.
Omotayo Okusanya
212.336.7076
tokusanya@jefferies.com

KeyBanc Capital Markets
Todd M. Thomas, CFA
917.368.2286
tthomas@keybanc.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

J.P. Morgan
Michael W. Mueller, CFA
212.622.6689
michael.w.mueller@jpmorgan.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
June 30, 2011

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing U.S. recession; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2010. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations ("FFO") an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"), gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
As of June 30, 2011
(in thousands)

	June 30,	December 31,
	2011	2010
ASSETS
Income producing properties, at cost:
Land	$124,316	$114,814
Buildings and improvements	861,637	863,229
Less accumulated depreciation and amortization	(215,958)	(213,919)
Income producing properties, net	769,995	764,124
Construction in progress and land held for development or sale (including $0 and $25,812 of consolidated variable interest entities, respectively)	96,974	95,906
Property held for sale	13,630	-
Net real estate	$880,599	$860,030
Equity investments in unconsolidated joint ventures	112,111	105,189
Cash and cash equivalents	6,314	10,175
Restricted cash	6,836	5,726
Accounts & notes receivable, net	13,302	13,451
Other assets, net	59,417	58,258
TOTAL ASSETS	$1,078,579	$1,052,829

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable (including $0 and $4,605 of consolidated variable interest entities, respectively)	$361,932	$363,819
Unsecured / Secured revolving credit facility	33,000	119,750
Unsecured / Secured term loan facility, including secured bridge loan	75,000	60,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$498,057	$571,694
Capital lease obligation	6,493	6,641
Accounts payable and accrued expenses	28,525	24,986
Other liabilities & distributions payable	11,218	10,142
TOTAL LIABILITIES	$544,293	$613,463

Ramco-Gershenson Properties Trust shareholders' equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 and 0 issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	$100,000	$-
Common shares of beneficial interest, $0.01 par, 60,000 shares authorized, 38,543 and 37,947 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	385	379
Additional paid-in capital	569,211	563,370
Accumulated distributions in excess of net income	(170,824)	(161,476)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	498,772	402,273
Noncontrolling interest	35,514	37,093
TOTAL SHAREHOLDERS' EQUITY	534,286	439,366
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,078,579	$1,052,829

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
As of June 30, 2011
(in thousands)

	June 30,	December 31,
	2011	2010
Investment in real estate
Construction in progress	$2,654	$2,571
Land held for development or sale	94,320	93,335
Construction in progress and land held for development or sale	$96,974	$95,906

Other assets, net
Deferred leasing costs, net	$15,288	$15,136
Deferred financing costs, net	5,870	6,703
Lease intangible assets, net	11,468	7,969
Other, net	2,414	2,111
Straight-line rent receivable, net	17,617	17,864
Prepaid and other deferred expenses, net	6,760	8,475
Other assets, net	$59,417	$58,258

Ramco-Gershenson Properties Trust
Consolidated Market Data
As of June 30, 2011

	June 30,		June 30,
	2011		2010
Market price per common share	$12.38		$10.10

Common shares outstanding	38,542,673		38,019,584
Dilutive securities	313,113		-
Operating Partnership Units	2,829,079		2,902,641
Total common shares and equivalents	41,684,865		40,922,225

Equity market capitalization	$516,058,629		$413,314,473

Fixed rate debt (excluding unamortized premium)	$367,719,957		$477,170,311
Variable rate debt	130,273,285		22,706,893
Total fixed and variable rate debt	$497,993,242		$499,877,204
Capital lease obligation	6,492,903		6,784,409
Cash and cash equivalents	(6,313,826)		(12,722,000)
Net debt	$498,172,319		$493,939,613

Equity market capitalization	$516,058,629		$413,314,473
Convertible perpetual preferred shares	99,840,000	(1)	-
Total market capitalization	$1,114,070,948		$907,254,086

Net debt to total market capitalization	44.7%		54.4%

(1) Convertible preferred shares based on a market price of $49.92 per share at June 30, 2011 as compared to liquidation value of $50.00 per share.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
As of June 30, 2011

						Cumulative
		Scheduled		Total	Percentage	Percentage
		Amortization	Scheduled	Scheduled	of Debt	of Debt
Year		Payments	Maturities	Maturities	Maturing	Maturing
2011		$2,616,582	$19,824,519	$22,441,101	4.5%	4.5%
2012		5,029,670	24,202,338	29,232,008	5.9%	10.4%
2013		4,779,545	21,127,323	25,906,868	5.2%	15.6%
2014		3,993,890	62,676,360	66,670,250	13.4%	29.0%
2015		3,777,054	148,189,467	151,966,521	30.5%	59.5%
2016		1,918,987	-	1,918,987	0.4%	59.9%
2017		1,861,892	110,000,000	111,861,892	22.5%	82.4%
2018		1,445,815	22,046,854	23,492,669	4.7%	87.1%
2019		1,265,942	3,148,142	4,414,084	0.9%	88.0%
2020		549,024	24,717,030	25,266,054	5.1%	93.1%
2021	+	-	34,886,616	34,886,616	6.9%	100.0%
Totals		$27,238,401	$470,818,649	$498,057,050

Scheduled maturities in 2014 include $33.0 million, which represents the balance of the Unsecured Revolving Credit Facility drawn as of 06/30/11 due at maturity in April 2014, subject to one-year extension option to April 2015.

Scheduled maturities in 2015 include $75.0 million of Unsecured Term Loan due April 2015, subject to one-year extension option to April 2016.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
As of June 30, 2011
			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	06/30/11	Rate	Type	Date	Indebtedness

Mortgage Debt
Madison Center (1)	Madison Heights, MI	LaSalle Bank N.A.	9,152,744	12.5080%	Fixed	May-11	1.8%
Parkway Shops	Jacksonville, FL	St. Johns land contract	2,166,775	6.0000%	Fixed	Nov-11	0.4%
Hartland Towne Square	Hartland, MI	Huntington Bank	3,900,000	6.0000%	Variable	Dec-11	0.8%
Hartland Towne Square	Hartland, MI	Huntington Bank	4,605,000	6.0000%	Variable	Dec-11	0.9%
Beacon Square	Grand Haven, MI	Huntington Bank	6,766,408	3.6875%	Variable	Jun-12	1.4%
Gaines Marketplace	Gaines Twp., MI	Huntington Bank	7,001,877	3.6875%	Variable	Jun-12	1.4%
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,845,166	6.5000%	Fixed	Aug-12	2.2%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,608,284	5.4500%	Fixed	Jul-13	2.1%
Centre at Woodstock	Woodstock, GA	Wachovia	3,738,999	6.9100%	Fixed	Jul-13	0.8%
Kentwood Towne Centre	Kentwood, MI	Nationwide Life	8,732,351	5.7400%	Fixed	Jul-13	1.8%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	7,035,905	5.3800%	Fixed	May-14	1.4%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,507,495	5.3800%	Fixed	May-14	4.9%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,524,710	5.7980%	Fixed	Jun-15	2.9%
Jackson West	Jackson, MI	Key Bank	17,043,939	5.2000%	Fixed	Nov-15	3.4%
West Oaks I	Novi, MI	Key Bank	27,083,791	5.2000%	Fixed	Nov-15	5.4%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,663,787	5.0910%	Fixed	Dec-15	3.9%
Hoover Eleven	Warren, MI	Canada Life/GMAC	4,395,278	7.6250%	Fixed	Feb-16	0.9%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	22.1%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,602,442	5.7600%	Fixed	Apr-18	4.9%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,797,419	7.2000%	Fixed	May-18	0.4%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,862,907	7.3800%	Fixed	Dec-19	0.8%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,728,276	6.4950%	Fixed	Apr-20	6.3%
Coral Creek (2)	Coconut Creek, FL	Key Bank	9,104,689	6.7800%	Fixed	Jul-32	1.8%
Subtotal Mortgage Debt			$361,868,242	5.6572%			72.7%
Unamortized premium			63,808	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$361,932,050	5.6572%			72.7%

Corporate Debt
Unsecured Term Loan		Key Bank, as agent	$75,000,000	2.4500%	Variable	Apr-15	15.1%
Unsecured Revolving Credit Facility		Key Bank, as agent	33,000,000	2.4400%	Variable	Apr-14	6.6%
Junior Subordinated Note (3)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.6%
Subtotal Corporate Debt			$136,125,000	3.5674%			27.3%

Total debt			$498,057,050	5.0860%			100.0%

Capital Lease Obligation (4)	Gaines Twp., MI	Crown Development Corp	$6,492,903		Ground Lease	Oct-14	N/A

(1) Maturity date was May 2011. The Company is currently in negotiations with the lender.
(2) Fixed rate to July 2012 when loan can be prepaid or rate increases to greater of 8.78% or Treasuries + 2.0%.
(3) Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(4) 99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three and Six Months Ended June 30, 2011
(in thousands, except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
			Increase			Increase
	2011	2010	(Decrease)	2011	2010	(Decrease)
REVENUE
Minimum rent	$21,150	$19,536	$1,614	$41,354	$39,446	$1,908
Percentage rent	45	120	(75)	122	193	(71)
Recovery income from tenants	7,364	7,171	193	14,925	14,636	289
Other property income	609	1,035	(426)	2,134	2,251	(117)
Management and other fee income	795	1,040	(245)	1,787	2,070	(283)
TOTAL REVENUE	29,963	28,902	1,061	60,322	58,596	1,726

EXPENSES
Real estate taxes	4,714	4,434	280	9,145	8,894	251
Recoverable operating expense	3,319	3,100	219	7,406	6,704	702
Other non-recoverable operating expense	623	940	(317)	1,368	2,091	(723)
Depreciation and amortization	9,677	7,319	2,358	18,390	14,846	3,544
General and administrative	4,866	4,824	42	9,922	8,950	972
TOTAL EXPENSES	23,199	20,617	2,582	46,231	41,485	4,746

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	6,764	8,285	(1,521)	14,091	17,111	(3,020)

OTHER INCOME AND EXPENSES
Other income (expense)	(201)	(303)	102	(411)	(633)	222
Gain on sale of real estate	2,240	499	1,741	2,396	499	1,897
Earnings from unconsolidated joint ventures	672	(73)	745	1,633	885	748
Interest expense	(6,967)	(7,925)	958	(15,098)	(15,747)	649
Amortization of deferred financing fees	(476)	(639)	163	(1,104)	(1,222)	118
Impairment charge on unconsolidated joint ventures	-	-	-	-	(2,653)	2,653
Loss on early extinguishment of debt	(1,968)	-	(1,968)	(1,968)	-	(1,968)
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAX	64	(156)	220	(461)	(1,760)	1,299
Income tax (provision) benefit	(831)	209	(1,040)	(890)	352	(1,242)
INCOME (LOSS) FROM CONTINUING OPERATIONS	(767)	53	(820)	(1,351)	(1,408)	57

DISCONTINUED OPERATIONS
Gain (loss) on sale of real estate	6,210	(2,050)	8,260	6,210	(2,050)	8,260
Income from discontinued operations	86	195	(109)	417	303	114
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	6,296	(1,855)	8,151	6,627	(1,747)	8,374

NET INCOME (LOSS)	5,529	(1,802)	7,331	5,276	(3,155)	8,431
Net loss attributable to noncontrolling partner interest	3	655	(652)	7	1,257	(1,250)
Net (income) loss attributable to noncontrolling OP unit holder interest	(374)	105	(479)	(357)	174	(531)
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	5,158	(1,042)	6,200	4,926	(1,724)	6,650
Preferred share dividends	(1,619)	-	(1,619)	(1,619)	-	(1,619)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,539	$(1,042)	$4,581	$3,307	$(1,724)	$5,031

EARNINGS (LOSS) PER COMMON SHARE, BASIC
Continuing operations	$(0.06)	$0.02	$(0.08)	$(0.07)	$-	$(0.07)
Discontinued operations	0.15	(0.05)	0.20	0.16	(0.05)	0.21
	$0.09	$(0.03)	$0.12	$0.09	$(0.05)	$0.14
EARNINGS (LOSS) PER COMMON SHARE, DILUTED
Continuing operations	$(0.06)	$0.02	$(0.08)	$(0.07)	$-	$(0.07)
Discontinued operations	0.15	(0.05)	0.20	0.16	(0.05)	0.21
	$0.09	$(0.03)	$0.12	$0.09	$(0.05)	$0.14
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,523	34,371	4,152	38,227	32,706	5,521
Diluted	38,523	34,371	4,152	38,227	32,706	5,521

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three and Six Months Ended June 30, 2011
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
				Increase				Increase
	2011	2010		(Decrease)	2011	2010		(Decrease)
Other property income
Lease termination income	$1	$4		$(3)	$1,176	$1,053		$123
Temporary income	153	112		41	324	207		117
TIF revenue	211	49		162	280	99		181
Other	244	870	(1)	(626)	354	892	(1)	(538)
Other property income	$609	$1,035		$(426)	$2,134	$2,251		$(117)

Management and other fee income
Management fees	$615	$730		$(115)	$1,387	$1,477		$(90)
Leasing fees	155	245		(90)	300	423		(123)
Construction fees	25	65		(40)	100	170		(70)
Management and other fee income	$795	$1,040		$(245)	$1,787	$2,070		$(283)

Other income (expense)
Real estate taxes and insurance expense on development projects	$(279)	$(317)		$38	$(555)	$(654)		$99
Interest income	78	12		66	144	23		121
Other	-	2		(2)	-	(2)		2
Other income (expense)	$(201)	$(303)		$102	$(411)	$(633)		$222

(1) Includes $674k of lease rejection income from a bankruptcy claim in the three and six months ended June 30, 2010.

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three and Six Months Ended June 30, 2011
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net income (loss) available to common shareholders	$3,539	$(1,042)	$3,307	$(1,724)
Adjustments:
Rental property depreciation and amortization expense	9,621	7,366	18,354	14,951
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,663	1,704	3,286	3,380
Loss (gain) on sale of depreciable real estate	(6,210)	2,050	(6,210)	2,050
Noncontrolling interest in Operating Partnership	374	(105)	357	(174)
FUNDS FROM OPERATIONS	$8,987	$9,973	$19,094	$18,483
Impairment charge on unconsolidated joint ventures	-	-	-	2,653
Loss on early extinguishment of debt	1,968	-	1,968	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE	$10,955	$9,973	$21,062	$21,136

Weighted average common shares	38,523	34,371	38,227	32,706
Shares issuable upon conversion of Operating Partnership units	2,829	2,902	2,856	2,902
Dilutive effect of securities	305	-	313	-
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	41,657	37,273	41,396	35,608

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.22	$0.27	$0.47	$0.52
Impairment charge on unconsolidated joint ventures	-	-	-	0.07
Loss on early extinguishment of debt	0.04	-	0.04	-
FUNDS FROM OPERATIONS, EXCLUDING ITEMS ABOVE, PER DILUTED SHARE	$0.26	$0.27	$0.51	$0.59

Dividend per common share	$0.1633	$0.1633	$0.3265	$0.3265
Payout ratio - FFO, excluding impairment and early extinguishment of debt	63.8%	61.0%	64.0%	55.0%

Additional Supplemental Disclosures:
Consolidated:
Straight-line rental income	$449	$358	$368	$881
Above/below market rent amortization	(15)	(13)	(33)	194
Fair market value of interest adjustment - acquired property	9	110	18	182
Stock-based compensation expense (1)	399	396	883	373

Pro-rata share from Unconsolidated Joint Ventures:
Straight-line rental income	94	25	198	140
Above/below market rent amortization	26	22	50	119
Fair market value of interest adjustment - acquired property	65	107	127	109

(1) Includes expense reversal of $472k in the six months ended June 30, 2010 for performance shares not issued.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Three and Six Months Ended June 30, 2011
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
EBITDA Calculation

Income (loss) from continuing operations	$(767)	$53	$(1,351)	$(1,408)
Add back:
Impairment charge on unconsolidated joint ventures	-	-	-	2,653
Loss on early extinguishment of debt	1,968	-	1,968	-
Income (loss) from discontinued operations	86	195	417	303
Income tax provision (benefit)	831	(209)	890	(352)
Interest expense (including discontinued operations)	7,002	8,245	15,247	16,387
Amortization of deferred financing fees (including discontinued operations)	478	647	1,109	1,239
Depreciation and amortization (including discontinued operations)	9,848	7,556	18,775	15,318
Consolidated EBITDA	$19,446	$16,487	$37,055	$34,140

Scheduled mortgage principal payments	$1,296	$1,182	$2,727	$2,331

Debt and Coverage Ratios
Consolidated net debt to EBITDA - annualized	6.4	7.5	6.7	7.2
Interest coverage ratio (EBITDA / interest expense)	2.8	2.0	2.4	2.1
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled mortgage principal pmts.)	2.0	1.7	1.9	1.8

Operating Ratios
GAAP NOI	$20,512	$19,388	$40,616	$38,837
Operating margin (GAAP NOI / total rental revenue)	68.5%	67.1%	67.3%	66.3%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$29,168	$27,862	$58,535	$56,526
Revenue From joint venture properties	22,088	23,753	45,191	50,167
Revenue from non-REIT properties under management contract	870	881	1,651	1,806
Total rental revenues under management	$52,126	$52,496	$105,377	$108,499

General and administrative expense	$4,866	$4,824	$9,922	$8,950
General and administrative expense / total rental revenues under management	9.3%	9.2%	9.4%	8.2%

(1) General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Same Properties Analysis
For the Three and Six Months Ended June 30, 2011
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	% Change	2011	2010	% Change

Number of Properties (1)	44	44	0.0%	44	44	0.0%

Occupancy	92.3%	90.8%	1.5%	92.3%	90.8%	1.5%

REVENUE
Minimum rent	$16,831	$16,726	0.6%	$33,601	$33,480	0.4%
Percentage rent	45	88	-48.9%	109	160	-31.9%
Recovery income from tenants	6,190	6,472	-4.4%	12,654	13,452	-5.9%
Other property income	138	124	11.3%	273	238	14.7%
	$23,204	$23,410	-0.9%	$46,637	$47,330	-1.5%

EXPENSES
Real estate taxes	$3,737	$3,872	-3.5%	$7,352	$7,774	-5.4%
Recoverable operating expense	2,517	2,477	1.6%	5,538	5,463	1.4%
Other non-recoverable operating expense	395	726	-45.6%	896	1,348	-33.5%
	$6,649	$7,075	-6.0%	$13,786	$14,585	-5.5%

NET OPERATING INCOME	$16,555	$16,335	1.3%	$32,851	$32,745	0.3%

Operating Expense Recovery Ratio	99.0%	101.9%	-2.9%	98.2%	101.6%	-3.4%

(1) Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment or held for sale. Same-Center NOI also excludes one center impacted by the bankruptcy of A&P.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
As of June 30, 2011

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	1	20,000	0.2%	0.2%	$6.50	26	52,189	0.9%	0.9%	$13.67	27	72,189	0.5%	0.5%	$11.68
2011	3	84,143	0.9%	0.8%	7.64	87	306,379	5.2%	5.5%	13.86	90	390,522	2.5%	3.1%	12.52
2012	12	538,811	5.5%	4.1%	6.05	259	850,290	14.5%	17.6%	15.91	271	1,389,101	8.8%	10.8%	12.09
2013	27	976,240	9.9%	10.8%	8.65	262	740,454	12.6%	16.1%	16.72	289	1,716,694	10.9%	13.4%	12.13
2014	22	1,039,937	10.6%	8.6%	6.53	243	753,463	12.8%	15.1%	15.46	265	1,793,400	11.4%	11.9%	10.28
2015	27	1,055,498	10.7%	11.6%	8.62	154	570,089	9.7%	11.4%	15.43	181	1,625,587	10.4%	11.5%	11.01
2016	34	1,321,333	13.4%	14.6%	8.66	154	644,864	11.0%	14.1%	16.77	188	1,966,197	12.5%	14.3%	11.32
2017	18	617,133	6.3%	9.4%	11.98	42	177,204	3.0%	4.2%	18.36	60	794,337	5.1%	6.8%	13.40
2018	12	445,411	4.5%	5.3%	9.41	30	126,157	2.1%	2.9%	17.94	42	571,568	3.6%	4.2%	11.29
2019	12	602,164	6.1%	7.1%	9.22	24	115,124	2.0%	2.3%	15.60	36	717,288	4.6%	4.7%	10.24
2020	7	496,910	5.1%	3.8%	6.03	32	164,911	2.8%	3.7%	17.18	39	661,821	4.2%	3.7%	8.81
2021+	37	2,042,342	20.8%	23.7%	9.12	40	310,810	5.3%	6.2%	15.10	77	2,353,152	15.0%	15.1%	9.91
Sub-Total	212	9,239,922	94.0%	100.0%	$8.50	1,353	4,811,934	81.9%	100.0%	$16.00	1,565	14,051,856	89.5%	100.0%	$11.07

Vacant	15	589,525	6.0%	N/A	N/A	391	1,061,991	18.1%	N/A	N/A	406	1,651,516	10.5%	N/A	N/A

Total	227	9,829,447	100.0%	100.0%	N/A	1,744	5,873,925	100.0%	100.0%	N/A	1,971	15,703,372	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Top Twenty Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
As of June 30, 2011

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	23	720,738	4.6%	$6,825,036	$9.47	4.4%
Publix Super Market	NR/NR	11	513,628	3.3%	3,947,697	7.69	2.5%
Dollar Tree	NR/NR	33	349,367	2.2%	3,128,515	8.95	2.0%
Home Depot	BBB+/Baa1	3	384,690	2.4%	3,110,250	8.09	2.0%
Kmart/Sears	B+/Ba2	6	618,341	3.9%	2,760,656	4.46	1.8%
OfficeMax	B-/B1	11	252,045	1.6%	2,699,078	10.71	1.7%
Jo-Ann Fabrics	B2/B	6	218,993	1.4%	2,542,174	11.61	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.3%	2,376,333	6.59	1.5%
PETsMART	BB/NR	7	160,428	1.0%	2,317,110	14.44	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.1%	2,238,008	12.67	1.4%
Staples	BBB/Baa2	9	181,569	1.2%	2,137,340	11.77	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.2%
Bed Bath & Beyond	BBB+/NR	5	164,753	1.0%	1,845,954	11.20	1.2%
Office Depot	B-/B2	7	173,550	1.1%	1,836,656	10.58	1.2%
Lowe's Home Centers	A/A1	2	270,394	1.7%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,731,560	4.36	1.1%
Kroger	BBB/Baa2	3	201,469	1.3%	1,676,417	8.32	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Sub-Total top 20 tenants		156	5,857,458	37.3%	$50,241,951	$8.58	32.3%

Remaining tenants		1,409	8,194,398	52.2%	105,282,571	12.85	67.7%

Sub-Total all tenants		1,565	14,051,856	89.5%	$155,524,522	$11.07	100.0%

Vacant		406	1,651,516	10.5%	N/A	N/A	N/A

Total including vacant		1,971	15,703,372	100.0%	$155,524,522	N/A	100.0%

(1) Source: Latest Company filings per CreditRiskMonitor.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
As of June 30, 2011

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	79	431,718	$10.91	$11.11	-1.8%	4.5	$1.99
1st Quarter 2011	99	424,978	$13.00	$13.77	-5.6%	5.0	$5.69
4th Quarter 2010	87	246,571	$15.14	$15.62	-3.1%	4.4	$2.28
3rd Quarter 2010	78	518,298	$11.88	$11.90	-0.2%	5.3	$4.14
Total	343	1,621,565	$12.41	$12.75	-2.7%	4.9	$4.86

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	52	290,837	$11.67	$11.48	1.7%	3.8	$0.07
1st Quarter 2011	72	312,003	$13.24	$13.07	1.3%	3.9	$0.00
4th Quarter 2010	61	173,951	$15.72	$16.02	-1.9%	4.0	$0.03
3rd Quarter 2010	53	357,368	$12.56	$12.52	0.3%	4.5	$0.02
Total	238	1,134,159	$13.00	$12.94	0.5%	4.1	$0.03

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	27	140,881	$9.34	$10.34	-9.7%	6.0	$5.96
1st Quarter 2011	27	112,975	$12.33	$15.71	-21.5%	8.1	$21.40
4th Quarter 2010	26	72,620	$13.75	$14.66	-6.2%	5.3	$7.66
3rd Quarter 2010	25	160,930	$10.37	$10.54	-1.6%	7.0	$13.30
Total	105	487,406	$11.03	$12.30	-10.3%	6.7	$12.22

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	84	495,208	$10.75	N/A	N/A	5.1	$4.58
1st Quarter 2011	106	603,983	$13.04	N/A	N/A	6.8	$15.32
4th Quarter 2010	102	348,596	$13.82	N/A	N/A	5.1	$8.71
3rd Quarter 2010	91	614,351	$12.10	N/A	N/A	6.0	$9.14
Total	383	2,062,138	$12.34	N/A	N/A	5.9	$9.78

(1) Comparable leases represent those leases signed on spaces for which there was a former tenant.
(2) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2011

						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Core Portfolio

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	109,312	42,112	67,200	100,487	93.7%	91.9%	$ 16.10	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	167,387	134,707	102,027	32,680	122,693	91.1%	91.1%	5.72	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	70	887,466	544,965	323,907	221,058	531,026	97.4%	97.4%	15.79	Ashley Furniture Home Store, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	62,038	37,888	24,150	58,538	94.4%	94.4%	12.25	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/NA	16	154,057	154,057	107,583	46,474	138,197	89.7%	89.7%	8.68	Beall's Outlet, Winn-Dixie
Sunshine Plaza	Tamarac	100%	1972/1996/2001	28	237,026	237,026	146,409	90,617	212,270	94.2%	89.6%	8.15	Old Time Pottery, Publix
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	32	120,092	120,092	42,112	77,980	116,417	96.9%	96.9%	14.89	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	26	186,496	186,496	109,735	76,761	127,078	68.1%	68.1%	8.44	Beall's Outlet (5), Sweet Bay
Total / Average				232	1,923,874	1,548,693	911,773	636,920	1,406,706	91.7%	90.8%	$ 12.20

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	86,748	51,420	35,328	70,860	81.7%	81.7%	$ 11.25	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	170,475	138,915	31,560	169,425	99.4%	99.4%	5.18	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	23	107,053	107,053	39,668	67,385	79,672	74.4%	74.4%	11.15	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	97,001	47,955	49,046	72,946	75.2%	75.2%	9.86	Publix (3)
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	137,284	100,244	37,040	125,964	93.8%	91.8%	6.46	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				95	598,561	598,561	378,202	220,359	518,867	87.2%	86.7%	$ 7.89

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	107,369	54,522	52,847	90,949	84.7%	84.7%	$ 12.55	Jewel-Osco
Total/Average				26	107,369	107,369	54,522	52,847	90,949	84.7%	84.7%	$ 12.55

Indiana
Merchants' Square	Carmel	100%	1970/2004/NA	45	358,875	278,875	69,504	209,371	241,853	86.7%	86.7%	$ 10.00	Cost Plus, Hobby Lobby (3), (Marsh Supermarket)
Total/Average				45	358,875	278,875	69,504	209,371	241,853	86.7%	86.7%	$ 10.00

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	16	154,703	51,387	-	51,387	44,132	85.9%	85.9%	$ 17.05	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	248,206	135,330	65,735	69,595	131,030	96.8%	96.8%	9.83	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1985/1996/2009	11	102,001	102,001	50,852	51,149	92,815	91.0%	91.0%	7.14	Hobby Lobby
Clinton Valley Mall	Sterling Heights	100%	1977/1996/2002	8	99,281	99,281	55,175	44,106	99,281	100.0%	100.0%	16.34	DSW Shoe Warehouse, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	312,950	85,757	23,524	62,233	69,222	80.7%	80.7%	10.79	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/NA	23	338,808	137,508	56,586	80,922	131,208	95.4%	95.4%	12.97	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	68,326	32,384	35,942	68,326	100.0%	100.0%	6.77	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	392,169	351,981	40,188	387,649	98.8%	98.8%	4.50	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	58	299,076	299,076	147,570	151,506	222,068	74.3%	74.3%	12.61	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	652,768	398,526	222,192	176,334	370,298	92.9%	92.9%	9.71	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	5	210,321	210,321	194,484	15,837	190,838	90.7%	90.7%	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood	77.9%	1988/1996//NA	18	286,061	184,152	122,887	61,265	161,302	87.6%	87.6%	5.99	Hobby Lobby-Sublease of Rubloff Development Group, OfficeMax, (Value City Furniture), (BuyBuyBaby)
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	141,073	126,195	14,878	141,073	100.0%	100.0%	4.04	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	20	473,654	346,854	264,089	82,765	340,143	98.1%	98.1%	8.26	Barnes & Noble, Dunham's (7), Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,422	136,422	93,380	43,042	126,777	92.9%	92.9%	10.34	Kroger, TJ Maxx
Madison Center	Madison Heights	100%	1965/1997/2000	14	227,088	227,088	167,830	59,258	188,666	83.1%	83.1%	6.05	Kmart
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	192,587	145,389	47,198	190,587	99.0%	99.0%	10.41	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/NA	20	152,373	152,373	79,744	72,629	146,773	96.3%	96.3%	8.81	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	246,968	206,747	40,221	246,968	100.0%	100.0%	6.98	Marshalls, Office Depot (3), Wal-Mart
Shoppes at Fairlane Meadows	Dearborn	100%	2007/NA/NA	8	19,738	19,738	-	19,738	19,738	100.0%	100.0%	23.05
Southfield Plaza	Southfield	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	162,659	98.0%	98.0%	7.62	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	517,867	98.9%	98.9%	10.69	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	624,212	90,553	64,315	26,238	90,553	100.0%	100.0%	10.72	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	9.60	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	163,864	97.6%	97.6%	16.50	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				449	6,701,276	4,818,841	3,383,737	1,435,104	4,547,824	94.4%	94.4%	$ 9.19

Missouri
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,254	269,254	157,946	111,308	244,707	90.9%	90.9%	$ 13.25	Dierberg's Market, Marshalls, Office Depot, T.J. Maxx
Total / Average				38	269,254	269,254	157,946	111,308	244,707	90.9%	90.9%	$ 13.25

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2011

						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	22	470,245	344,045	244,991	99,054	332,505	96.6%	96.6%	$ 9.07	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
OfficeMax Center	Toledo	100%	1994/1996/NA	1	22,930	22,930	22,930	-	22,930	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	47,477	41,077	6,400	47,477	100.0%	100.0%	10.18	MC Sporting Goods (5), PETsMART
Spring Meadows Place	Holland	100%	1987/1996/2005	28	596,587	211,817	110,691	101,126	187,938	88.7%	88.7%	11.31	Ashley Furniture, OfficeMax, PETsMART, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	341,719	144,610	86,584	58,026	141,170	97.6%	97.6%	6.15	Kohl's, (Wal-Mart)
Total / Average				75	1,478,958	770,879	506,273	264,606	732,020	95.0%	95.0%	$ 9.25

South Carolina
Taylors Square	Taylors	100%	1989/1997/2005	11	241,236	33,791	-	33,791	29,628	87.7%	87.7%	$ 15.84	(Wal-Mart)
Total / Average				11	241,236	33,791	-	33,791	29,628	87.7%	87.7%	$ 15.84

Tennessee
Northwest Crossing	Knoxville	100%	1989/1997/NA	10	304,224	96,279	66,346	29,933	96,279	100.0%	100.0%	$ 8.79	HH Gregg, Ross Dress For Less, (Wal-Mart)
Northwest Crossing II	Knoxville	100%	1999/1999/NA	2	28,174	28,174	23,500	4,674	28,174	100.0%	100.0%	11.38	OfficeMax
Total / Average				12	332,398	124,453	89,846	34,607	124,453	100.0%	100.0%	$ 9.38

Virginia
The Town Center at Aquia Office (6)	Stafford	100%	1989/1998/NA	13	97,990	97,990	62,184	35,806	87,251	89.0%	89.0%	$ 25.79	Northrop Grumman
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	40,518	24,000	16,518	40,518	100.0%	100.0%	10.64	Regal Cinemas
Total / Average				16	138,508	138,508	86,184	52,324	127,769	92.2%	92.2%	$ 20.98

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	18	502,634	208,959	144,685	64,274	187,569	89.8%	89.8%	$ 8.49	Borders, Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	267,948	135,566	61,045	74,521	128,066	94.5%	94.5%	16.44	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/NA	29	325,776	325,776	179,818	145,958	287,328	91.0%	88.2%	8.33	Burlington Coat Factory, Kmart, Office Depot
Total / Average				67	1,096,358	670,301	385,548	284,753	602,963	91.3%	90.0%	$ 10.10

Consolidated Core Portfolio Subtotal / Average				1,066	13,246,667	9,359,525	6,023,535	3,335,990	8,667,739	92.9%	92.6%	$ 10.04

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/NA	23	90,116	90,116	51,420	38,696	71,120	78.9%	78.9%	$ 11.79	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	21	167,280	167,280	103,085	64,195	158,876	95.0%	95.0%	11.99	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	300,186	115,586	67,000	48,586	97,171	84.1%	84.1%	12.26	Jo-Ann, Marshalls, (Target)
Marketplace of Delray	Delray Beach	30%	1981/2005/NA	49	238,901	238,901	107,190	131,711	214,660	89.9%	89.9%	12.23	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	331,105	291,432	39,673	301,931	91.2%	91.2%	6.25	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	58	266,474	266,474	148,245	118,229	238,543	91.0%	89.5%	20.19	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shenandoah Square	Davie	40%	1989/2001/NA	40	123,646	123,646	42,112	81,534	121,216	98.0%	98.0%	15.04	Publix
Shoppes of Lakeland	Lakeland	7%	1985/1996/NA	22	305,388	181,988	115,541	66,447	173,689	95.4%	95.4%	11.95	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,763	326,763	189,234	137,529	304,548	93.2%	93.2%	15.55	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	92,979	-	92,979	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	155,770	42,112	113,658	143,270	92.0%	92.0%	12.58	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	146,755	64,504	82,251	73,371	72.1%	50.0%	15.94
Vista Plaza	Jensen Beach	30%	1998/2004/NA	10	109,761	109,761	78,658	31,103	105,761	96.4%	96.4%	13.06	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	19	156,073	156,073	81,638	74,435	151,341	97.0%	97.0%	10.77	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				390	2,811,197	2,503,197	1,475,150	1,028,047	2,248,476	91.3%	89.8%	$ 12.91

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/NA	19	101,637	101,637	46,358	55,279	94,203	92.7%	92.7%	$ 8.62	Goodwill
Paulding Pavilion	Hiram	20%	1995/2006/NA	12	84,846	84,846	60,509	24,337	82,896	97.7%	97.7%	14.01	Sports Authority, Staples
Peachtree Hill	Duluth	20%	1986/2007/NA	29	150,872	150,872	104,090	46,782	97,535	90.1%	64.6%	10.63	Kroger
Total / Average				60	337,355	337,355	210,957	126,398	274,634	92.8%	81.4%	$ 10.96

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/1996	35	163,054	163,054	66,079	96,975	141,322	86.7%	86.7%	$ 14.76	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	18	130,436	130,436	83,230	47,206	113,727	87.2%	87.2%	10.49	Jewel Osco, Northwest Community Hospital
Total / Average				53	293,490	293,490	149,309	144,181	255,049	86.9%	86.9%	$ 12.86

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	263,815	140,015	57,713	82,302	126,852	90.6%	90.6%	$ 13.20	Marshalls, Whole Foods, (Target)
Total / Average				25	263,815	140,015	57,713	82,302	126,852	90.6%	90.6%	$ 13.20

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	19	252,491	252,491	196,570	55,921	223,722	88.6%	88.6%	$ 7.59	Basics/Metro, Gold's Gym, Kmart
Total / Average				19	252,491	252,491	196,570	55,921	223,722	88.6%	88.6%	$ 7.59

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2011

						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Michigan
Gratiot Crossing	Chesterfield	30%	1980/2005/NA	15	165,544	165,544	122,406	43,138	149,386	90.2%	90.2%	$ 8.73	Jo-Ann, Kmart
Hunter's Square	Farmington Hills	30%	1988/2005/NA	38	355,915	355,915	197,149	158,766	309,827	94.9%	87.1%	16.68	Bed Bath & Beyond, Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	14	634,015	281,374	241,850	39,524	241,750	85.9%	85.9%	14.03	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield	50%	1987/1996/2003	11	19,410	19,410	-	19,410	14,210	73.2%	73.2%	14.69
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/NA	21	96,994	96,994	36,044	60,950	75,369	77.7%	77.7%	18.48	Plum Market
Troy Marketplace	Troy	30%	2000/2005/NA	12	242,793	222,193	193,360	28,833	210,873	94.9%	94.9%	14.74	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PETsMART, (REI)
West Acres Commons	Flint	40%	1998/2001/NA	14	95,089	95,089	59,889	35,200	84,489	88.9%	88.9%	8.12	Family Fare
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	429,947	314,734	224,681	90,053	309,734	98.4%	98.4%	12.67	Borders, Dick's Sporting Goods, Linens 'N Things (4), Marshalls, Michaels, PETsMART, (Kmart)
Total / Average				141	2,039,707	1,551,253	1,075,379	475,874	1,395,638	91.8%	90.0%	$ 13.74

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	223,201	108,769	114,432	195,007	87.4%	87.4%	$ 13.75	Marshalls (5), Shop-Rite Supermarket, Staples
Total / Average				41	223,201	223,201	108,769	114,432	195,007	87.4%	87.4%	$ 13.75

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	44	253,651	253,651	139,130	114,521	225,445	88.9%	88.9%	$ 10.06	Eurolife Furniture, Marshalls, Micro Center, Columbus Asian Market-Sublease of Sunflower Market, Tuesday Morning
Total / Average				44	253,651	253,651	139,130	114,521	225,445	88.9%	88.9%	$ 10.06

JV Core Subtotal / Average at 100%				773	6,474,907	5,554,653	3,412,977	2,141,676	4,944,823	90.9%	89.0%	$ 12.71

CORE PORTFOLIO TOTAL / AVERAGE				1,839	19,721,574	14,914,178	9,436,512	5,477,666	13,612,562	92.1%	91.3%	$ 11.01

Consolidated Portfolio Potential Redevelopments (8):
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25	93,598	93,598	35,768	57,830	37,142	39.7%	39.7%	$ 9.10
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18	83,890	83,890	31,700	52,190	22,365	26.7%	26.7%	11.68
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	280,225	199,555	80,670	141,370	50.4%	50.4%	9.63	Farmers Home Furniture, Publix
Eastridge Commons	Flint	100%	1990/1996/2001	16	287,453	169,676	117,972	51,704	85,571	50.4%	50.4%	8.57	Office Depot (3), T.J. Maxx, (Target)
				92	745,166	627,389	384,995	242,394	286,448	45.7%	45.7%	$ 9.41

Joint Venture Portfolio Under Redevelopments:
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40	161,805	161,805	46,574	115,231	152,846	94.5%	94.5%	$ 19.51	Bed Bath & Beyond, Whole Foods
				40	161,805	161,805	46,574	115,231	152,846	94.5%	94.5%	$ 19.51

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE, POTENTIAL REDEV AND UNDER REDEV)				1,971	20,628,545	15,703,372	9,868,081	5,835,291	14,051,856	90.3%	89.5%	$ 11.07

Footnotes	-
(1) Company Owned GLA represents gross leasable area that is owned by the Company. Total Center GLA includes Owned GLA and square footage attributable to non-owned anchor space.
(2) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(3) Tenant closed - lease obligated.
(4) Tenant closed in Bankruptcy, lease guaranteed by CVS.
(5) Space delivered to tenant.
(6) Represents the Office Building at The Town Center at Aquia.
(7) Dunham's is currently occupying two spaces, in transition of its relocation within the Center.
(8) Potential redevelopments represent 1.7% of combined portfolio annual base rent.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
As of June 30, 2011
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost		Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods, replacing existing 21K sf	Q3 2012	8.2%	$533	$107	$6,530	$1,306		$127	$1,179

Development Projects and Land for Sale		Project Acreage	Cost to Date 03/31/11	Additions	Dispositions	Adjustments	Impairment	Cost to Date 06/30/11

Hartland Towne Square - Hartland Twp., MI		54.1 acres	$31,562	$61	$-	$-	$-	$31,623	(4)
The Town Center at Aquia - Stafford, VA		29.2 acres	18,315	395	-	-	-	18,710	(5)
Gateway Commons - Lakeland, FL		51.6 acres	21,344	224	-	-	-	21,568
Parkway Shops - Jacksonville, FL		47.6 acres	13,536	262	-	-	-	13,798
Other		Various parcels near existing assets	8,355	266	-	-	-	8,621
Total Land Held for Development or Sale			$93,112	$1,208	$-	$-	$-	$94,320

(1) Percentage based on actual numbers before rounding.
(2) Represents incremental change in net operating income.
(3) Represents incremental costs.
(4) Consolidated in 1Q 2010 and partner's interest acquired in 1Q 2011.
(5) Does not include $21.2 million net book value related to the phase I office building or $3.8 million related to the net book value of existing Income Producing Properties at Aquia.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
As of June 30, 2011
(in thousands)

ACQUISITIONS
				GROSS
Property Name	Location	GLA / Acreage	Date Acquired	Purchase Price	Debt

Consolidated

Heritage Place	Creve Coeur (St. Louis), MO	269,254	05/19/11	$39,410	$-
		Total consolidated acquisitions		$39,410	$-

DISPOSITIONS
				GROSS
Property Name	Location	GLA / Acreage	Date Sold	Sales Price	Debt Repaid	Gain (loss) on Sale

Consolidated

Lantana Shopping Center	Lantana, FL	123,014	04/29/11	$16,942	-	$6,210
	Total consolidated income producing dispositions			$16,942	$-	$6,210

Southbay Shopping Center - outparcel	Osprey, FL	1.311	06/29/11	$2,625	$-	$2,240
River City Shopping Center - outparcel	Jacksonville, FL	0.95	03/02/11	678	-	50
River City Shopping Center - outparcel	Jacksonville, FL	1.02	01/21/11	663	-	106
	Total consolidated land / outparcel dispositions			$3,966	$-	$2,396

		Total consolidated dispositions		$20,908	$-	$8,606

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
As of June 30, 2011
(in thousands)
					Ramco
	Ramco/Lion	Ramco 450	Ramco 191	Ramco	HHF NP LLC	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	Indianapolis,	Commons	Square	Associates	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	IN	Flint, MI (1)	Davie, FL(2)	Southfield, MI	at 100%

ASSETS
Income producing properties, at cost:
Land	$76,933	$43,806	$2,880	$7,600	$4,019	$1,118	$1,652	$50	$138,058
Buildings and improvements	475,661	271,660	21,077	45,737	23,762	9,980	15,385	445	863,707
Less accumulated depreciation and amortization	(66,888)	(26,758)	(2,182)	(4,595)	(2,324)	(2,493)	(3,724)	(169)	(109,133)
Income producing properties, net	485,706	288,708	21,775	48,742	25,457	8,605	13,313	326	892,632

Construction in progress	$2,074	$1,100	$9	$-	$-	$-	$9	$-	3,192
Net real estate	$487,780	$289,808	$21,784	$48,742	$25,457	$8,605	$13,322	$326	$895,824

Cash and cash equivalents	6,501	2,706	527	504	205	136	341	130	11,050
Restricted cash	10,183	6,808	1	27	-	637	592	51	18,299
Accounts receivable, net	3,382	2,538	83	59	-	68	233	7	6,370
Other assets, net	20,391	8,326	1,655	1,286	657	125	533	116	33,089
TOTAL ASSETS	$528,237	$310,186	$24,050	$50,618	$26,319	$9,571	$15,021	$630	$964,632

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$211,315	$171,036	$8,400	$-	$-	$8,401	$11,571	$653	$411,376
Accounts payable and accrued expenses	8,512	5,474	210	661	178	1,392	555	262	17,244
Total Liabilities	219,827	176,510	8,610	661	178	9,793	12,126	915	428,620

ACCUMULATED EQUITY (DEFICIT)	308,410	133,676	15,440	49,957	26,141	(222)	2,895	(285)	536,012

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$528,237	$310,186	$24,050	$50,618	$26,319	$9,571	$15,021	$630	$964,632

									Ramco's Equity
									Investments in
EQUITY INVESTMENTS IN									Unconsolidated
UNCONSOLIDATED ENTITIES									Joint Ventures
Equity investments in unconsolidated entities	$86,380	$16,438	$2,938	$2,731	$1,710	$-	$1,142	$772	$112,111
Total equity investments in unconsolidated entities	$86,380	$16,438	$2,938	$2,731	$1,710	$-	$1,142	$772	$112,111

(1) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity. Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at June 30, 2011.

(2) The joint venture owns one shopping center (Shenandoah Square) which was classified as held for sale at June 30, 2011.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
As of June 30, 2011

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

West Acres Commons	Flint, MI	Midland Loan Services	40%	8,401,214	(1)	Fixed	13.1400%		$3,360,486
Shenandoah Square	Davie, FL	L.J. Melody & Co/Salomon	40%	11,570,773	Feb-12	Fixed	7.3300%	(2)	4,628,309
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,399,996	Jun-12	Variable	1.6356%	(3)	1,679,999
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,274,334	Oct-12	Fixed	6.6400%		2,782,300
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(4)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(4)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(4)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	43,127,362	Jul-13	Fixed	6.6400%		12,938,209
Winchester Center	Rochester Hills, MI	Wachovia	30%	26,975,695	Jul-13	Fixed	8.1056%		8,092,708
Hunter's Square	Farmington Hills, MI	Wachovia	30%	35,064,148	Aug-13	Fixed	8.1504%		10,519,244
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,944,732	Sep-13	Fixed	6.0000%		9,388,946
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	22,063,650	Oct-13	Fixed	5.5100%		4,412,730
Village Plaza	Lakeland, FL	Citigroup	30%	9,201,756	Sep-15	Fixed	5.0050%		2,760,527
Millennium Park	Livonia, MI	Citigroup	30%	31,702,638	Oct-15	Fixed	5.0210%		9,510,791
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	653,126	May-16	Fixed	5.6250%	(5)	326,563
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,900,000	Jun-16	Fixed	5.9040%		6,570,000
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,500,000	Jun-16	Fixed	5.9040%		4,050,000
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.8490%		3,400,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,302,470	Jun-20	Fixed	5.5400%		2,490,741
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,966,367	Jun-20	Fixed	5.5400%		3,289,910
Subtotal Mortgage Debt				$410,664,511					$107,324,713
Unamortized premium				711,462					185,936
Total mortgage debt (including unamortized premium)				$411,375,973					$107,510,649

(1) Interest rate increased to 13.14% on 07/01/10. The original maturity date was April 2030. Lender called the loan in February 2011. The Company is currently in negotiations with the lender.
(2) The joint venture owns one shopping center (Shenandoah Square) which was classified as held for sale at June 30, 2011.
(3) Interest rate is variable based on LIBOR plus 1.45%.
(4) Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(5) Resets per formula annually each June 1.

Ramco-Gershenson Properties Trust
Joint Venture Contribution to Funds from Operations
For the Three and Six Months Ended June 30, 2011
(in thousands)
					Ramco
	Ramco/Lion	Ramco 450	Ramco 191	Ramco	HHF NP LLC	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	Indianapolis,	Commons	Square	Associates	JV's	Pro-Rata
Three months ended June 30, 2011	Consolidated	Consolidated	Consolidated	Consolidated	IN	Flint, MI (1)	Davie, FL (2)	Southfield, MI	at 100%	Share

Total revenue	$12,678	$6,385	$580	$960	$490	$248	$685	$62	$22,088	$5,702

Operating expenses	3,651	2,079	90	228	111	133	267	9	6,568	1,717

Net operating income	$9,027	$4,306	$490	$732	$379	$115	$418	$53	$15,520	$3,985

Depreciation and amortization	3,594	2,277	198	354	168	67	122	8	6,788	1,690
Interest expense	3,182	2,556	36	-	-	279	215	10	6,278	1,633
Amortization of deferred financing fees	80	74	5	-	-	-	-	1	160	82
Total other expenses	6,856	4,907	239	354	168	346	337	19	13,226	3,405

Net income (loss)	$2,171	$(601)	$251	$378	$211	$(231)	$81	$34	$2,294	$580

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%	N/A
Ramco's share of net income (loss)	$652	$(120)	$51	$26	$15	$-	$32	$16	N/A	$672

Addback: Pro rata share of depreciation expense	1,078	456	39	25	11	-	49	5	N/A	1,663
Funds from operations contributed by joint ventures	$1,730	$336	$90	$51	$26	$-	$81	$21	N/A	$2,335

					Ramco
	Ramco/Lion	Ramco 450	Ramco 191	Ramco	HHF NP LLC	West Acres	Shenandoah	S-12	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	Indianapolis,	Commons	Square	Associates	JV's	Pro-Rata
Six months ended June 30, 2011	Consolidated	Consolidated	Consolidated	Consolidated	IN	Flint, MI (1)	Davie, FL (2)	Southfield, MI	at 100%	Share

Total revenue	$25,772	$13,169	$1,156	$2,128	$1,001	$493	$1,341	$131	$45,191	$11,614

Operating expenses	7,511	4,467	182	417	254	214	494	34	13,573	3,530

Net operating income	$18,261	$8,702	$974	$1,711	$747	$279	$847	$97	$31,618	$8,084

Depreciation and amortization	7,185	4,368	395	675	344	133	245	17	13,362	3,339
Interest expense	6,483	5,216	72	-	-	555	428	20	12,774	3,406
Amortization of deferred financing fees	154	170	9	-	-	-	-	1	334	82
Impairment provision on long-lived assets	-	-	-	-	-	125	-	-	125	-
Total other expenses	13,822	9,754	476	675	344	813	673	38	26,595	6,827

Net income (loss)	$4,439	$(1,052)	$498	$1,036	$403	$(534)	$174	$59	$5,023	$1,257

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%	50%	N/A
Ramco's share of net income (loss)	$1,332	$(210)	$100	$72	$28	$213	$69	$29	N/A	$1,633

Addback: Pro rata share of depreciation expense	2,155	874	79	47	24	-	98	9	N/A	3,286
Funds from operations contributed by joint ventures	$3,487	$664	$179	$119	$52	$213	$167	$38	N/A	$4,919

(1) In the first quarter 2011, the joint venture recorded a $125,000 impairment of long-lived assets, the extent of the entity's equity. Ramco suspended equity method accounting and reversed any losses previously recorded in excess of our investment. Our investment in the West Acres joint venture was zero at June 30, 2011.

(2) The joint venture owns one shopping center (Shenandoah Square) which was classified as held for sale at June 30, 2011.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of June 30, 2011

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$-	15	27,067	1.2%	1.3%	$16.03	15	27,067	0.5%	0.7%	$16.03
2011	1	20,000	0.6%	0.7%	10.38	43	103,253	4.6%	5.0%	16.66	44	123,253	2.2%	2.9%	15.64
2012	6	247,301	7.1%	5.6%	7.13	103	311,634	13.8%	16.2%	17.71	109	558,935	9.8%	11.1%	13.03
2013	10	397,581	11.5%	11.9%	9.46	102	278,364	12.3%	15.6%	19.13	112	675,945	11.8%	13.8%	13.44
2014	10	380,788	11.0%	10.2%	8.45	102	301,546	13.4%	15.1%	17.14	112	682,334	11.9%	12.7%	12.29
2015	13	517,523	15.0%	15.2%	9.29	65	205,506	9.1%	11.5%	19.08	78	723,029	12.6%	13.3%	12.07
2016	11	380,596	11.0%	12.8%	10.68	63	221,246	9.8%	12.6%	19.42	74	601,842	10.5%	12.7%	13.89
2017	5	134,910	3.9%	6.4%	15.15	20	79,568	3.5%	5.3%	22.55	25	214,478	3.8%	5.8%	17.90
2018	4	177,514	5.1%	4.1%	7.39	15	69,423	3.1%	3.5%	17.24	19	246,937	4.3%	3.8%	10.16
2019	5	201,705	5.8%	7.6%	11.98	14	55,913	2.5%	3.0%	18.17	19	257,618	4.5%	5.2%	13.32
2020	3	218,423	6.3%	3.1%	4.43	13	41,796	1.9%	2.9%	23.28	16	260,219	4.6%	3.0%	7.46
2021+	15	566,870	16.4%	22.4%	12.58	21	159,142	7.0%	8.0%	17.31	36	726,012	12.7%	15.0%	13.62
Sub-Total	83	3,243,211	93.7%	100.0%	$9.77	576	1,854,458	82.2%	100.0%	$18.40	659	5,097,669	89.2%	100.0%	$12.91

Vacant	7	216,340	6.3%	N/A	N/A	147	402,449	17.8%	N/A	N/A	154	618,789	10.8%	N/A	N/A

Total	90	3,459,551	100.0%	100.0%	N/A	723	2,256,907	100.0%	100.0%	N/A	813	5,716,458	100.0%	100.0%	N/A

(1) Anchor is defined as a tenant leasing 19,000 square feet or more.
(2) Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
As of June 30, 2011

Total Comparable Leases (2)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	20	72,006	$14.12	$15.43	-8.5%	4.2	$7.97
1st Quarter 2011	35	150,678	$13.31	$14.51	-8.3%	5.6	$11.54
4th Quarter 2010	40	89,877	$18.63	$20.06	-7.1%	4.4	$2.34
3rd Quarter 2010	36	259,575	$13.13	$13.24	-0.8%	4.8	$1.00
Total	131	572,136	$14.17	$14.92	-5.0%	4.9	$4.86

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	13	31,024	$19.96	$19.48	2.5%	3.4	$0.68
1st Quarter 2011	25	97,236	$14.37	$14.11	1.8%	3.3	$0.01
4th Quarter 2010	27	61,645	$19.15	$20.09	-4.7%	4.2	$0.02
3rd Quarter 2010	26	223,312	$13.22	$13.21	0.1%	4.8	$0.00
Total	91	413,217	$14.88	$14.92	-0.3%	4.3	$0.06

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	7	40,982	$9.69	$12.35	-21.5%	4.9	$13.50
1st Quarter 2011	10	53,442	$11.39	$15.25	-25.3%	9.8	$32.51
4th Quarter 2010	13	28,232	$17.51	$20.00	-12.4%	4.7	$7.41
3rd Quarter 2010	10	36,263	$12.58	$13.41	-6.2%	7.5	$6.98
Total	40	158,919	$12.31	$14.93	-17.5%	7.1	$17.32

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (1)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
2nd Quarter 2011	21	80,420	$14.24	N/A	N/A	4.8	$14.63
1st Quarter 2011	40	286,597	$13.74	N/A	N/A	8.4	$24.78
4th Quarter 2010	46	126,174	$17.09	N/A	N/A	5.4	$10.58
3rd Quarter 2010	42	305,261	$12.72	N/A	N/A	5.5	$2.05
Total	149	798,452	$13.93	N/A	N/A	6.4	$12.82

(1) Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
(2) Comparable leases represent those leases signed on spaces for which there was a former tenant.

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